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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 16, 1999



                            PER-SE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                      000-19480                58-1651222
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)



                           2840 MT. WILKINSON PARKWAY
                                    SUITE 300
                     ATLANTA, GEORGIA                    30339
         (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (770) 444-5300



                              MEDAPHIS CORPORATION
          (Former Name or Former Address, if Changed Since Last Report)

                        Exhibit Index Located on Page: 4
                           Total Number of Pages: 10



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Item 5. Other Events.

         On August 16, 1999, the Registrant announced the change of its corporate name from Medaphis Corporation to Per-Se Technologies, Inc. A copy of the press release announcing the name change is filed as Exhibit 99.1 to this Form 8-K. A copy of the Certificate of Ownership and Merger pursuant to which the name change was effected under Delaware law is filed as Exhibit 99.2 to this Form 8-K.

Item 7. Financial Statements and Exhibits.

         (c)      Exhibits.

                  99.1     Press Release issued by the Registrant on August 16,
                           1999.

                  99.2 Certificate of Ownership and Merger merging Per-Se Technologies, Inc. with and into the Registrant.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    August 16, 1999


                                      MEDAPHIS CORPORATION



                                      By:  /s/ ALLEN W. RITCHIE
                                           -------------------------------------
                                           Allen W. Ritchie
                                           President and Chief Executive Officer


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                                INDEX TO EXHIBITS

        EXHIBIT
          NO.                   DESCRIPTION OF EXHIBITS
        -------                 -----------------------

         99.1     Press Release issued by the Registrant on August 16, 1999.

         99.2     Certificate of Ownership and Merger merging Per-Se
                  Technologies, Inc. with and into the Registrant.